UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	August 3, 2010

USA VIDEO INTERACTIVE CORP.
(Exact name of registrant as specified in its chapter)
WYOMING	0-29651	06-15763-91
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
1224 Mill Street, Bldg 2 – Suite 117, East Berlin, CT	06023
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 739-8030

8 West Main Street, Niantic, Connecticut, 06352
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant.

On August 3, 2010, John A. Braden & Company, P.C. (“JABCO”) notified the Registrant that effective that date, the firm resigned as auditor.  John A. Braden, who was the Registrant’s engagement partner, has become a partner in ABBM Group Ltd. LLP.  A copy of the Notice of Change of Auditor dated August 3, 2010 is attached as an exhibit to this Form 8-K.

JABCO issued its auditor’s report on the Registrant’s financial statements for the year ended December 31, 2009, which included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty described above, JABCO’s audit report on the Registrant’s financial statements for the year ended December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2009 and the subsequent interim period through August 3, 2010, the date of resignation of JABCO, there were no disagreements with JABCO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to JABCO’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Registrant’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Registrant provided JABCO with a copy of the disclosure in the preceding two paragraphs and requested in writing that JABCO furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.  JABCO provided a letter, dated August 3, 2010 stating its agreement with such statements, which is included as an exhibit to this Form 8-K.

On August 3, 2010, the Registrant appointed ABBM Group Ltd LLP (“ABBM”) as the Registrant’s independent auditor, commencing with the audit of the Registrant’s financial statements for the year ended December 31, 2010.

During the year ended December 31, 2009 and through the date of the Audit Committee’s decision, the Registrant did not consult ABBM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The decision to dismiss JABCO and engage ABBM was approved by the audit committee of the Registrant’s board of directors on August 3, 2010.

ABBM has furnished the Registrant with a letter dated August 3, 2010 stating its agreement with the information contained in the Notice of Change of Auditors.  A copy of this letter is included as an exhibit to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 16.1

Letter from John A. Braden & Company, P.C. dated August 3, 2010 addressed to British Columbia Securities Commission and Alberta Securities Commission confirming agreement with Notice of Change of Auditor.

Exhibit 16.2

Letter from John A. Braden & Company, P.C. dated August 3, 2010 addressed to Securities and Exchange Commission confirming agreement with Item 4.01 of Form 8-K.

Exhibit 16.3

Letter from ABBM Group Ltd LLP dated August 3, 2010 addressed to British Columbia Securities Commission and Alberta Securities Commission confirming agreement with Notice of Change of Auditor dated August 3, 2010.

Exhibit 99.1

Notice of Change of Auditor dated August 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA VIDEO INTERACTIVE CORP.

Date :  August 3, 2010

By :

/s/  Edwin Molina

Edwin Molina,

President